UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

HPS Corporate Capital Solutions Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01715	93-6616284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 23, 2025, HPS Corporate Capital Solutions Fund (the “Fund”), as borrower, entered into that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto, amending that certain Senior Secured Revolving Credit Agreement, dated as of April 8, 2024, among the Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto (as amended by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

The Amendment provides for, among other things, (i) an increase in the aggregate commitments of the lenders from $725,000,000 to $900,000,000, (ii) an extension of the Commitment Termination Date from April 8, 2028 to April 23, 2029, (iii) an extension of the Maturity Date from April 8, 2029 to April 23, 2030, (iv) an amendment to the accordion provision to permit increases up to a total facility amount of $1,350,000,000, (v) a 10 basis point reduction in the Applicable Margin, and (vi) a 5 basis point reduction in the Commitment Fee.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the Commitment Increase Agreement and the Revolving Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of April 23, 2025, by and among HPS Corporate Capital Solutions Fund, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS Corporate Capital Solutions Fund

Date: April 28, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer